Exhibit 99.2

                                     [LOGO]

                                   Endurance

                        Endurance Specialty Holdings Ltd.

                          INVESTOR FINANCIAL SUPPLEMENT

                               SECOND QUARTER 2004

--------------------------------------------------------------------------------

   Endurance Specialty Holdings Ltd.
   Wellesley House, 90 Pitts Bay Rd.
   Pembroke HM 08, Bermuda

   Massa B. Cressall
   Strategic Planning and Investor Relations
   Phone: (441) 278-0988
   Fax: (441) 278-0929
   email: mcressall@endurance.bm

--------------------------------------------------------------------------------

      This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

                     Financial Supplement Table of Contents

                                                                            Page

i. Basis of Presentation                                                       i
ii. Organizational Chart of Executive Management                              ii
iii. Organizational Chart of Corporate Structure                             iii

I. Financial Highlights                                                        1

II. Consolidated Financial Statements
     a. Consolidated Statements of Income                                      2
     b. Consolidated Balance Sheets                                            3
     c. Segment Data Distribution                                              4
     d. Consolidated Segment Data                                              5

III. Other Financial Information
     a. Unrealized Gains and Operating Cash Flow                               7
     b. Return on Equity Analysis                                              8
     c. ROE Component Analysis - Operating and Investment Leverage             9
     d. Investment Portfolio Information                                      10

IV. Loss Reserve Analysis
     a. Activity in Reserve for Losses and Loss Expenses                      11
     b. Analysis of Unpaid Losses and Loss Expense                            12

V. Share Analysis
     a. Dilutive Shares Outstanding                                           13
     b. Earnings Per Share Analysis -- As Reported                            14
     c. Dilutive Shares Sensitivity Analysis                                  15
     d. Book Value Per Share Analysis                                         16

VI. Regulation G                                                              17

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2003.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

o All financial information contained herein is unaudited, except December 31, 2003 and December 31, 2002 full year balance sheet and income statement data.

o Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

o As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

o Pro Forma net income per share and Pro Forma operating income per share have been calculated assuming that the 2,036,834 common share repurchase from Lightyear Capital occurred on January 1, 2004.

o Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

o GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

o     NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               ORGANIZATION CHART

--------------------------------------------------------------------------------------------------------------------

                                          Endurance Specialty Holdings Ltd.

                  =========================================================================================

                       Chairman, President and Chief Executive Officer - Kenneth LeStrange

                  Chief Financial Officer - James Kroner  Chief Actuary and Chief Risk Officer - David Cash
                             General Counsel - John Del Col  Head of Claims - William Fawcett

                  =========================================================================================

--------------------------------------------------------------------------------------------------------------------

--------------------------   -------------------------   ----------------------------     --------------------------
Endurance Reinsurance          Endurance Specialty                Endurance                   Endurance Worldwide
Corporation of America            Insurance Ltd.                Services Limited               Insurance Limited
(Primary Operation -           (Primary Operation -          (Primary Operation -             (Primary Operation -
     New York)                      Bermuda)                      New York)                         London)

     President -                   President -                    President -              Chief Executive Officer -
  William Jewett                   Thomas Bell                  Steven Carlsen                    Mark Boucher
--------------------------   -------------------------   ----------------------------     --------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                          CORPORATE ORGANIZATION CHART

                                      -------------------
                                      Endurance Specialty
                                          Holdings Ltd.
                                           (Bermuda)
                                      -------------------
                            ___________________|____________________
                            |                                       |
                     -------------------                     ----------------
                     Endurance Specialty                        Endurance
                        Insurance Ltd.                       Services Limited
                          (Bermuda)                               (U.K.)
                     -------------------                     ----------------
           __________________|__________________
           |                                   |
   -----------------                ----------------------
     Endurance U.S.                        Endurance
     Holdings Corp.                    Worldwide Holdings
         (U.S.)                          Limited (U.K.)
   -----------------                ----------------------
           |                                   |
           |                                   |
   -----------------                ----------------------
      Endurance                      Endurance Worldwide
     Reinsurance                      Insurance Limited
    Corporation of                          (U.K.)
       America
        (U.S.)
   -----------------                ----------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                      QUARTER ENDED         SIX MONTHS ENDED                Previous
                                                                         JUNE 30,               JUNE 30,          Previous  Year to
                                                                  ----------------------  -----------------------  Quarter    Date
                                                                     2004        2003        2004         2003     Change    Change
                                                                  ----------  ----------  ----------   ----------  ------   --------
HIGHLIGHTS        Net income                                      $  114,756  $   66,791  $  215,628   $  117,992   71.8%     82.7%
                  Operating income [a]                               117,885      61,301     216,571      106,169   92.3%    104.0%
                  Gross premiums written and acquired                350,661     652,656   1,071,292    1,014,771  (46.3)%     5.6%
                  Net premiums earned                                395,987     292,466     811,813      482,119   35.4%     68.4%
                  Total assets                                     4,421,619   3,257,872   4,421,619    3,257,872   35.7%     35.7%
                  Total shareholders' equity                       1,731,271   1,547,802   1,731,271    1,547,802   11.9%     11.9%

-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE         Basic earnings per share
AND SHARES DATA      Net income (as reported)                     $     1.81  $     1.03  $     3.38   $     1.92   75.6%     76.7%
                     Net income (pro forma) [b]                   $     1.85  $     1.03  $     3.47   $     1.92   79.0%     81.3%
                     Operating income (as reported) [a]           $     1.86  $     0.95  $     3.40   $     1.72   96.6%     97.3%
                     Operating income (pro forma) [a] [b]         $     1.90  $     0.95  $     3.49   $     1.72  100.3%    102.4%
                  Diluted earnings per share
                     Net income (as reported)                     $     1.69  $     0.99  $     3.16   $     1.85   71.2%     70.8%
                     Net income (pro forma) [b]                   $     1.72  $     0.99  $     3.24   $     1.85   74.2%     74.9%
                     Operating income (as reported) [a]           $     1.74  $     0.91  $     3.17   $     1.66   91.6%     90.6%
                     Operating income (pro forma) [a] [b]         $     1.77  $     0.91  $     3.25   $     1.66   95.0%     95.2%

    As Reported   Weighted average common shares outstanding          63,334      64,733      63,709       61,614   (2.2)%     3.4%
                  Weighted average common shares outstanding
                       and dilutive potential common shares           67,919      67,658      68,244       63,771    0.4%      7.0%

    Pro Forma     Weighted average common shares outstanding [b]      62,148      64,733      62,097       61,614   (4.0)%     0.8%
                  Weighted average common shares outstanding
                       and dilutive potential common shares [b]       66,733      67,658      66,633       63,771   (1.4)%     4.5%

    Book Value    Book value [c]                                  $    27.83  $    23.91  $    27.83   $    23.91   16.4%     16.4%
    Per Share     Diluted book value (treasury stock method) [c]  $    25.81  $    22.68  $    25.81   $    22.68   13.8%     13.8%

-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS  ROAE, net income [d]                                   6.6%        4.4%       12.8%         8.5%   2.1%      4.2%
                  ROAE, operating income [a] [d]                         6.7%        4.1%       12.8%         7.7%   2.7%      5.2%
                  Investment yield                                       1.0%        0.8%        1.9%         1.6%   0.1%      0.2%

                  Annualized ROAE, net income                           26.3%       17.7%       25.5%        17.1%   8.6%      8.5%
                  Annualized ROAE, operating income                     27.0%       16.3%       25.7%        15.4%  10.7%     10.3%
                  Annualized investment yield                            3.9%        3.3%        3.8%         3.3%   0.6%      0.5%

                  Loss ratio                                            47.8%       56.6%       50.7%        55.9%  (8.8)%    (5.2)%

    GAAP          Acquisition expense ratio                             20.9%       19.7%       20.7%        19.1%   1.2%      1.6%
                  General and administrative expense ratio               8.2%        7.9%        7.9%         8.8%   0.3%     (0.9)%
                                                                  ----------  ----------  ----------   ----------  -----     -----
                     Combined ratio                                     76.9%       84.2%       79.3%        83.8%  (7.3)%    (4.5)%

    STAT          Acquisition expense ratio                             20.2%       20.6%       20.1%        20.6%  (0.4)%    (0.5)%
                  General and administrative expense ratio               9.3%        3.5%        6.0%         4.2%   5.8%      1.8%
                                                                  ----------  ----------  ----------   ----------  -----     -----
                     Combined ratio                                     77.3%       80.7%       76.8%        80.7%  (3.4)%    (3.9)%

------------------------------------------------------------------------------------------------------------------------------------

[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 14 for a reconciliation to net income.

[b] Pro Forma net income per share and Pro Forma operating income per share have been calculated assuming that the 2,036,834 common share repurchase from Lightyear Capital occurred on January 1, 2004.

[c]   For detail calculations please refer to page 16.

[d] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                   QUARTER ENDED               SIX MONTHS ENDED
                                                      JUNE 30,                      JUNE 30,             LAST TWELVE
                                               -----------------------     --------------------------    MONTHS ENDED    YEAR ENDED
                                                 2004           2003          2004           2003       JUNE 30, 2004  DEC. 31, 2003
                                               ---------     ---------     -----------    -----------   -------------  -------------
UNDERWRITING REVENUES
Gross premiums written and acquired            $ 350,661     $ 652,656     $ 1,071,292    $ 1,014,771    $ 1,658,518    $ 1,601,997
Premiums ceded                                       (62)         (307)         (3,686)        (2,368)        (5,471)        (4,153)
                                               ---------     ---------     -----------    -----------    -----------    -----------
Net premiums written and acquired                350,599       652,349       1,067,606      1,012,403      1,653,047      1,597,844
Change in unearned premiums                       45,388      (359,883)       (255,793)      (530,284)      (149,406)      (423,897)
                                               ---------     ---------     -----------    -----------    -----------    -----------
Net premiums earned                            $ 395,987     $ 292,466     $   811,813    $   482,119    $ 1,503,641    $ 1,173,947
                                               ---------     ---------     -----------    -----------    -----------    -----------

UNDERWRITING EXPENSES
Losses and loss expenses                       $ 189,208     $ 165,531     $   411,217    $   269,676    $   805,237    $   663,696
Acquisition expenses                              82,667        57,481         168,185         92,041        306,693        230,549
General and administrative expenses               32,537        23,077          64,304         42,543        122,418        100,657
                                               ---------     ---------     -----------    -----------    -----------    -----------
Total underwriting expenses                      304,412       246,089         643,706        404,260      1,234,348        994,902
                                               ---------     ---------     -----------    -----------    -----------    -----------
Underwriting income                            $  91,575     $  46,377     $   168,107    $    77,859    $   269,293    $   179,045
                                               ---------     ---------     -----------    -----------    -----------    -----------

OTHER OPERATING REVENUE/EXPENSES
Net investment income                             28,944        16,666          53,619         31,022         93,607         71,010
Interest expense                                    (834)       (1,173)         (1,662)        (2,380)        (3,520)        (4,238)
Amortization of intangibles                         (944)         (945)         (1,888)        (1,350)        (3,775)        (3,237)
                                               ---------     ---------     -----------    -----------    -----------    -----------
Total other operating revenue/expenses         $  27,166     $  14,548     $    50,069    $    27,292    $    86,312    $    63,535
                                               ---------     ---------     -----------    -----------    -----------    -----------

INCOME BEFORE OTHER ITEMS                        118,741        60,925         218,176        105,151        355,605        242,580

OTHER
Net foreign exchange (losses) gains               (2,879)        2,088          (6,038)         4,594           (749)         9,883
Net realized (losses) gains on investments          (614)        3,513           4,562          7,917          2,363          5,718
Income tax (expense) benefit                        (492)          265          (1,072)           330          3,854          5,256
                                               ---------     ---------     -----------    -----------    -----------    -----------

NET INCOME                                     $ 114,756     $  66,791     $   215,628    $   117,992    $   361,073    $   263,437
                                               =========     =========     ===========    ===========    ===========    ===========

KEY RATIOS/PER SHARE DATA

Loss ratio                                          47.8%         56.6%           50.7%          55.9%          53.6%          56.5%
Acquisition expense ratio                           20.9%         19.7%           20.7%          19.1%          20.4%          19.6%
General and administrative expense ratio             8.2%          7.9%            7.9%           8.8%           8.1%           8.6%
                                               ---------     ---------     -----------    -----------    -----------    -----------
Combined ratio                                      76.9%         84.2%           79.3%          83.8%          82.1%          84.7%
                                               =========     =========     ===========    ===========    ===========    ===========

Weighted average basic shares outstanding         63,334        64,733          63,709         61,614         63,980         62,933
Weighted average dilutive shares outstanding      67,919        67,658          68,244         63,771         68,137         65,900

Basic EPS                                      $    1.81     $    1.03     $      3.38    $      1.92    $      5.64    $      4.19
Diluted EPS                                    $    1.69     $    0.99     $      3.16    $      1.85    $      5.30    $      4.00

ROAE [a]                                             6.6%          4.4%           12.8%           8.5%          22.0%          18.4%

--------------------------------------------------------------------------------

[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS

                                                         JUNE 30, 2004    DEC. 31, 2003
                                                         -------------    -------------
ASSETS
Cash and cash equivalents                                  $  247,977       $  150,923
Fixed maturity investments available for sale               2,876,181        2,523,309
Premiums receivable, net                                      711,463          518,539
Deferred acquisition costs                                    229,920          183,387
Securities lending collateral                                 257,656               --
Prepaid reinsurance premiums                                    3,595            2,335
Accrued investment income                                      22,763           20,434
Intangible assets                                              31,640           32,407
Other assets                                                   40,424           27,630
                                                           ----------       ----------
TOTAL ASSETS                                               $4,421,619       $3,458,964
                                                           ==========       ==========

LIABILITIES
Reserve for losses and loss expenses                       $1,170,296       $  833,158
Reserve for unearned premiums                               1,082,096          824,685
Reinsurance balances payable                                   25,567           23,977
Securities lending payable                                    257,656               --
Bank debt                                                     103,029          103,029
Net payable for investments purchased                          17,289               --
Other liabilities                                              34,415           29,300
                                                           ----------       ----------
TOTAL LIABILITIES                                          $2,690,348       $1,814,149
                                                           ----------       ----------

SHAREHOLDERS' EQUITY
Common shares
61,989,152 issued and outstanding (2003 - 63,912,000)      $   61,989       $   63,912
Additional paid-in capital                                  1,132,083        1,189,570
Accumulated other comprehensive income                            992           46,068
Retained earnings                                             536,207          345,265
                                                           ----------       ----------
TOTAL SHAREHOLDERS' EQUITY                                 $1,731,271       $1,644,815
                                                           ----------       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $4,421,619       $3,458,964
                                                           ==========       ==========

Book value per share                                       $    27.83       $    25.68
Diluted book value per share (treasury stock method)       $    25.81       $    24.03

RATIOS
Debt-to-capital                                                   5.6%             5.9%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              SEGMENT DISTRIBUTION
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                     Gross Premiums Written = $1,071 million
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLES WERE DEPICTED AS PIE CHARTS IN THE PRINTED MATERIAL.]

                               Source of Business

        Property        Casualty        Other Specialty
        51%              40%             9%

                                Type of Business

        Reinsurance     Insurance
        77%              23%

                              Broker Distribution

        Aon     Marsh   Benfield     Other   Willis
        33%     27%     11%          20%     9%

--------------------------------------------------------------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                       FOR THE QUARTER ENDED JUNE 30, 2004

                                                                                                            Aerospace
                                         Property Per   Property     Casualty      Property     Casualty    and Other
                                          Risk Treaty  Catastrophe    Treaty      Individual   Individual   Specialty      Total
                                          Reinsurance  Reinsurance  Reinsurance      Risk         Risk        Lines       Company
                                         ------------  -----------  -----------   ----------   ----------   ----------   ----------
UNDERWRITING REVENUES
Gross premiums written                     $   92,251   $   63,934   $   52,668   $   30,453   $   84,414   $   26,941   $  350,661
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net premiums written                       $   92,251   $   63,934   $   52,640   $   30,758   $   84,075   $   26,941   $  350,599
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net premiums earned                        $  111,886   $   56,805   $   89,233   $   24,458   $   59,594   $   54,011   $  395,987
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------

UNDERWRITING EXPENSES
Losses and loss expenses                   $   58,815   $    3,499   $   53,849   $   10,817   $   35,326   $   26,902   $  189,208
Acquisition expenses                           30,319        6,915       24,220        3,063        6,193       11,957       82,667
General and administrative expenses             7,654        5,722        6,854        2,945        6,079        3,283       32,537
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total expenses                                 96,788       16,136       84,923       16,825       47,598       42,142      304,412
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------

UNDERWRITING INCOME (LOSS)                 $   15,098   $   40,669   $    4,310   $    7,633   $   11,996   $   11,869   $   91,575
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

GAAP RATIOS
Loss ratio                                       52.6%         6.2%        60.3%        44.2%        59.3%        49.8%        47.8%
Acquisition expense ratio                        27.1%        12.2%        27.1%        12.5%        10.4%        22.1%        20.9%
General and administrative expense ratio          6.8%        10.1%         7.7%        12.0%        10.2%         6.1%         8.2%
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Combined ratio                                   86.5%        28.5%        95.1%        68.7%        79.9%        78.0%        76.9%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

STATUTORY RATIOS
Loss ratio                                       52.6%         6.2%        60.3%        44.2%        59.3%        49.8%        47.8%
Acquisition expense ratio                        27.7%        14.2%        32.0%        12.1%        10.8%        24.8%        20.2%
General and administrative expense ratio          8.3%         9.0%        13.0%         9.6%         7.2%        12.2%         9.3%
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Combined ratio                                   88.6%        29.4%       105.3%        65.9%        77.3%        86.8%        77.3%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                                                            Aerospace
                                         Property Per    Property    Casualty      Property     Casualty    and Other
                                          Risk Treaty  Catastrophe    Treaty      Individual   Individual   Specialty       Total
                                          Reinsurance  Reinsurance  Reinsurance      Risk         Risk        Lines        Company
                                         ------------  -----------  -----------   ----------   ----------   ----------   ----------
UNDERWRITING REVENUES
Gross premiums written                     $  298,663   $  192,473   $  239,846   $   59,987   $  134,506   $  145,817   $1,071,292
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net premiums written                       $  298,663   $  192,473   $  237,068   $   59,419   $  134,166   $  145,817   $1,067,606
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net premiums earned                        $  230,011   $  110,179   $  195,287   $   47,313   $  114,269   $  114,754   $  811,813
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------

UNDERWRITING EXPENSES
Losses and loss expenses                   $  119,431   $    6,412   $  123,134   $   16,971   $   73,898   $   71,371   $  411,217
Acquisition expenses                           60,359       13,109       52,260        5,744       12,324       24,389      168,185
General and administrative expenses            15,777       11,016       15,159        5,267        9,934        7,151       64,304
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total expenses                                195,567       30,537      190,553       27,982       96,156      102,911      643,706
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------

UNDERWRITING INCOME (LOSS)                 $   34,444   $   79,642   $    4,734   $   19,331   $   18,113   $   11,843   $  168,107
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

GAAP RATIOS
Loss ratio                                       51.9%         5.8%        63.1%        35.9%        64.7%        62.2%        50.7%
Acquisition expense ratio                        26.2%        11.9%        26.8%        12.1%        10.8%        21.3%        20.7%
General and administrative expense ratio          6.9%        10.0%         7.8%        11.1%         8.7%         6.2%         7.9%
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Combined ratio                                   85.0%        27.7%        97.7%        59.1%        84.2%        89.7%        79.3%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

STATUTORY RATIOS
Loss ratio                                       51.9%         5.8%        63.1%        35.9%        64.7%        62.2%        50.7%
Acquisition expense ratio                        26.8%        13.0%        24.6%        12.1%        11.0%        20.0%        20.1%
General and administrative expense ratio          5.3%         5.7%         6.4%         8.9%         7.4%         4.9%         6.0%
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Combined ratio                                   84.0%        24.5%        94.1%        56.9%        83.1%        87.1%        76.8%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
          PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

                                                                   2Q 2003       3Q 2003       4Q 2003       1Q 2004       2Q 2004
                                                                  --------      --------      --------      --------      ---------
Unrealized holding gains (losses) on investments, period end      $ 56,287      $ 39,616      $ 26,230      $ 47,176     ($  21,374)

Operating cash flow                                               $225,641      $286,765      $269,127      $269,756      $ 319,167

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            RETURN ON EQUITY ANALYSIS

                                                             SIX MONTHS
                                                                ENDED
                                                            JUNE 30, 2004
                                                           ---------------

Average equity [a]                                            $1,688,043

Net premiums earned                                           $  811,813
Combined ratio                                                      79.3%
Operating margin                                                    20.7%
Premium leverage                                                   0.48x

                                                              ----------
Implied ROAE from underwriting activity                             10.0%
                                                              ----------

Average invested assets at amortized cost                     $2,876,959
Investment leverage                                                 1.70x
Year to date investment income yield, pretax                      1.8637%

                                                              ----------
Implied ROAE from investment activity                                3.2%
                                                              ----------

                                                              ----------
Implied Pre-tax Operating ROAE, for period                          13.1%
                                                              ----------

                                                              ----------
Implied Pre-tax Operating ROAE, annualized                          26.3%
                                                              ==========

--------------------------------------------------------------------------------

[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               ANNUALIZED OPERATING LEVERAGE & INVESTMENT LEVERAGE

                                                                                                                       Year Ended
                                          2Q 2003         3Q 2003         4Q 2003         1Q 2004         2Q 2004     Dec. 31, 2003
                                        ----------      ----------      ----------      ----------      ----------    -------------
Average equity                          $1,508,175      $1,556,224      $1,604,731      $1,703,959      $1,747,187      $1,431,158

Net premiums earned                     $  292,466      $  335,830      $  355,998      $  415,826      $  395,987      $1,173,947

Operating leverage                           0.19x           0.22x           0.22x           0.24x           0.23x           0.82x

                                        ------------------------------------------------------------------------------------------
Annualized operating leverage                0.78x           0.86x           0.89x           0.98x           0.91x           0.82x
                                        ------------------------------------------------------------------------------------------

Avg. invested assets at amortized cost  $2,020,052      $2,277,742      $2,490,349      $2,781,759      $3,010,450      $2,124,518

                                        ------------------------------------------------------------------------------------------
Investment leverage                          1.34x           1.46x           1.55x           1.63x           1.72x           1.48x
                                        ------------------------------------------------------------------------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              INVESTMENT PORTFOLIO
                               AS OF JUNE 30, 2004

Type of Investment                                 Fair Value      Percentage
                                                   ----------      ----------
Cash and equivalents                               $  230,688             7.4%
U.S. government and agencies                          587,748            18.9%
Corporate securities                                  532,952            17.2%
Foreign government                                    168,136             5.4%
Municipals                                            130,805             4.2%
Asset-backed securities                               361,237            11.6%
Mortgage-backed securities                          1,095,304            35.3%
                                                   ----------      ----------
Total                                              $3,106,870           100.0%
                                                   ==========      ==========

Ratings                                            Fair Value      Percentage
                                                   ----------      ----------
U.S. Government and government agencies            $  587,748            18.9%
AAA/Aaa                                             2,007,275            64.6%
AA/Aa                                                 140,543             4.5%
A/A                                                   371,304            12.0%
BBB and below                                              --              --
                                                   ----------      ----------
Total                                              $3,106,870           100.0%
                                                   ==========      ==========

Performance                                                      June 30, 2004
                                                                 -------------
Annualized yield, year to date                                           0.48%
Duration                                                                 3.15

                                                 Quarter Ended   Quarter Ended
Investment Income                               March 31, 2004   June 30, 2004
                                                --------------   -------------
Taxable net investment income                      $   24,449      $   28,200
Tax-exempt net investment income                          226             744
                                                   ----------      ----------
Total net investment income                        $   24,675      $   28,944
                                                   ==========      ==========

--------------------------------------------------------------------------------

Note: Cash, cash equivalents and short terms are shown net of investments pending settlement.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

                          QUARTER         QUARTER         QUARTER         QUARTER          QUARTER
                           ENDED           ENDED           ENDED           ENDED            ENDED
                       JUNE 30, 2003   SEPT. 30, 2003  DEC. 31, 2003   MARCH 31, 2004   JUNE 30, 2004
                       -------------   --------------  -------------   --------------   -------------
Incurred related to:

Current year              $ 174,578       $ 210,143       $ 203,881       $ 241,381       $ 229,900
Prior years                  (9,047)        (11,478)         (8,526)        (19,372)        (40,692)
                          ---------       ---------       ---------       ---------       ---------
Total incurred              165,531         198,665         195,355         222,009         189,208
                          ---------       ---------       ---------       ---------       ---------

Paid related to:

Current year                 (8,871)         (8,131)        (29,315)         (2,752)        (11,027)
Prior years                 (12,852)        (10,473)        (10,091)        (32,819)        (27,076)
                          ---------       ---------       ---------       ---------       ---------
Total paid                  (21,723)        (18,604)        (39,406)        (35,571)        (38,103)
                          ---------       ---------       ---------       ---------       ---------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

                                                                                                           Aerospace
                                Property Per     Property      Casualty       Property       Casualty      and Other
                                 Risk Treaty   Catastrophe      Treaty       Individual     Individual     Specialty       Total
                                 Reinsurance   Reinsurance    Reinsurance       Risk           Risk          Lines        Company
                                ------------   -----------    -----------    ----------     ----------     ---------     ----------
AT JUNE 30, 2004
Case reserves                      $ 86,582       $21,279       $ 50,989       $20,271       $      0       $ 54,999     $  234,120
Total reserves                      268,515        59,885        350,457        49,770        226,362        215,307      1,170,296

                                   ------------------------------------------------------------------------------------------------
Case reserves / Total reserves         32.2%         35.5%          14.5%         40.7%           0.0%          25.5%          20.0%
                                   ------------------------------------------------------------------------------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                       DILUTIVE SHARES FOR EPS CALCULATION

                                                                                     QUARTER ENDED              SIX MONTHS ENDED
                                                                                        JUNE 30,                    JUNE 30,
                                                                                 ----------------------      ---------------------
                                                                                   2004          2003          2004         2003
                                                                                 --------      --------      --------     --------
DILUTIVE SHARES  Quarterly average market price per share                        $  34.37      $  27.89      $  34.29     $  25.38
OUTSTANDING:
AS REPORTED      Basic weighted average common shares outstanding                  63,334        64,733        63,709       61,614

                 Add: weighted ave. unvested restricted share units                   200            --           137           --
                 Weighted average exercise price per share                             --            --            --           --
                 Proceeds from unrecognized restricted share unit expense        $  5,169            --      $  5,169           --
                 Less: restricted share units bought back via treasury method        (150)           --          (137)          --

                 Add: weighted ave. dilutive warrants outstanding                   7,243         7,243         7,243        7,243
                 Weighted average exercise price per share                       $  19.29      $  20.00      $  19.29     $  20.00
                 Less: warrants bought back via treasury method                    (4,065)       (5,194)       (4,075)      (5,708)

                 Add: weighted ave. dilutive options outstanding                    3,390         3,416         3,409        3,390
                 Weighted average exercise price per share                       $  19.75      $  19.99      $  19.68     $  19.97
                 Proceeds from unrecognized option expense                       $  2,888      $  2,556      $  2,888     $  2,556
                 Less: options bought back via treasury method                     (2,032)       (2,540)       (2,041)      (2,769)

                                                                                 --------      --------      --------     --------
                 Weighted average dilutive shares outstanding                      67,919        67,658        68,244       63,771
                                                                                 ========      ========      ========     ========

--------------------------------------------------------------------------------

Note: Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                         OPERATING INCOME RECONCILIATION
               EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

                                                     QUARTER ENDED                SIX MONTHS ENDED
                                                        JUNE 30,                       JUNE 30,
                                                ------------------------      --------------------------
                                                  2004           2003            2004             2003
                                                ---------      ---------      ----------       ---------
Net income                                      $ 114,756      $  66,791      $  215,628       $ 117,992
Add (Less) after-tax items:
Net foreign exchange losses (gains)                 2,693         (2,092)          5,109          (4,424)
Net realized (gains) on investments                   436         (3,398)         (4,166)         (7,399)
                                                ---------      ---------      ----------       ---------
Operating income                                $ 117,885      $  61,301      $  216,571       $ 106,169
                                                =========      =========      ==========       =========

Weighted average common shares outstanding
Basic                                              63,334         64,733          63,709          61,614
Dilutive                                           67,919         67,658          68,244          63,771

Basic per share data
Net income                                      $    1.81      $    1.03      $     3.38       $    1.92
Add (Less) after-tax items:
Net foreign exchange losses (gains)                  0.04          (0.03)           0.08           (0.07)
Net realized (gains) on investments                  0.01          (0.05)          (0.07)          (0.12)
                                                ---------      ---------      ----------       ---------
Operating income                                $    1.86      $    0.95      $     3.40       $    1.72
                                                =========      =========      ==========       =========

Diluted per share data
Net income                                      $    1.69      $    0.99      $     3.16       $    1.85
Add (Less) after-tax items:
Net foreign exchange losses (gains)                  0.04          (0.03)           0.07           (0.07)
Net realized (gains) on investments                  0.01          (0.05)          (0.06)          (0.12)
                                                ---------      ---------      ----------       ---------
Operating income                                $    1.74      $    0.91      $     3.17       $    1.66
                                                =========      =========      ==========       =========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                      DILUTIVE SHARES SENSITIVITY ANALYSIS

                                               DILUTIVE SHARES OUSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                  Market Price per Share
------------------------------------------------------------------------------------------------------------------------------
 $ 35.00     $ 36.00     $ 37.00    $ 38.00    $ 39.00    $ 40.00      $ 41.00     $ 42.00     $ 43.00     $ 44.00    $ 45.00
------------------------------------------------------------------------------------------------------------------------------
  67,110      67,273      67,428     67,574     67,713     67,845       67,971      68,091      68,205      68,314     68,418

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BOOK VALUE PER SHARE

                                                                                     JUNE 30,
                                                                           -----------------------------
                                                                              2004              2003          DEC. 31, 2003
                                                                           -----------       -----------      -------------
DILUTIVE SHARES        Price per share at period end                       $     34.80       $     29.85       $     33.55
OUTSTANDING:
AS-IF CONVERTED [a]    Basic common shares outstanding [b]                      62,206            64,734            64,047

                       Add: unvested restricted share units                        203                --                11

                       Add: dilutive warrants outstanding                        7,243             7,243             7,243
                       Weighted average exercise price per share           $     19.29       $     20.00       $     19.68

                       Add: dilutive options outstanding                         3,344             3,478             3,437
                       Weighted average exercise price per share           $     19.83       $     20.16       $     19.95

                       Book Value                                          $ 1,731,271       $ 1,547,802       $ 1,644,815
                       Add: proceeds from converted warrants                   139,715           144,858           142,540
                       Add: proceeds from converted options                     66,304            70,119            68,578
                                                                           -----------       -----------       -----------
                       Pro forma book value                                $ 1,937,290       $ 1,762,779       $ 1,855,933

                       Dilutive shares outstanding                              72,996            75,455            74,737

                       ---------------------------------------------------------------------------------------------------
                       Basic book value per share                          $     27.83       $     23.91       $     25.68
                       Diluted book value per share                        $     26.54       $     23.36       $     24.83
                       ---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DILUTIVE SHARES        Price per share at period end                       $     34.80       $     29.85       $     33.55
OUTSTANDING:
TREASURY STOCK         Basic common shares outstanding [b]                      62,206            64,734            64,047
METHOD
                       Add: unvested restricted share units                        203                --                11

                       Add: dilutive warrants outstanding                        7,243             7,243             7,243
                       Weighted average exercise price per share           $     19.29       $     20.00       $     19.68
                       Less: warrants bought back via treasury method           (4,015)           (4,853)           (4,249)

                       Add: dilutive options outstanding                         3,344             3,478             3,437
                       Weighted average exercise price per share           $     19.83       $     20.16       $     19.95
                       Less: options bought back via treasury method            (1,905)           (2,349)           (2,044)
                                                                           -----------       -----------       -----------
                       Dilutive shares outstanding                              67,076            68,253            68,445

                       ---------------------------------------------------------------------------------------------------
                       Basic book value per share                          $     27.83       $     23.91       $     25.68
                       Diluted book value per share                        $     25.81       $     22.68       $     24.03
                       ---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

[a] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]   Basic common shares include vested restricted share units.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                                  REGULATION G

In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 14 for a reconciliation of operating income to net income.

Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods. The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company's investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company's investments and to show the components of the Company's ROE.

The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 16 for a reconciliation of diluted book value per share to basic book value per share.